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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 14, 2002

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                              BLACK BOX CORPORATION
               (Exact Name of Registrant as Specified in Charter)



Delaware                         0-18706                     95-3086563
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


1000 Park Drive
Lawrence, Pennsylvania                                                15055
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500

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ITEM 9. REGULATION FD DISCLOSURE

     On August 14, 2002, Black Box Corporation filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report"). The Report was accompanied by the following certifications of its chief executive officer and chief financial officer pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Report.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Black Box Corporation (the "Company") on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, certifies that to his or her knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Fred C. Young
----------------------------------------
Fred C. Young
Chief Executive Officer
August 14, 2002


/s/  Anna M. Baird
----------------------------------------
Anna M Baird
Chief Financial Officer
August 14, 2002



     This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BLACK BOX CORPORATION

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                                           /s/ Anna M. Baird
                                           -----------------
                                      By:  Anna M. Baird
                                           Chief Financial Officer, Treasurer,
                                           Secretary, and Principal
                                           Accounting Officer

Dated: August 14, 2002














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